Convertible shareholder notes payable	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Convertible shareholder notes payable

6. Convertible shareholder notes payable

In April 2014, the Company authorized the sale of convertible promissory notes (the “Bridge Notes”) to its existing stockholders, including two of its executive officers and one of its directors in their individual capacities, in the aggregate principal amount of $6.0 million. In April 2014, the Company issued $3.0 million in aggregate principal amount of Bridge Notes. The outstanding notes accrued interest at a rate of 7%, with principal plus interest due upon maturity in April 2015, unless earlier converted. The Bridge Notes were convertible upon the occurrence of a qualified financing. The Company’s August 2014 Series B convertible preferred stock financing was a qualified financing as contemplated by the Bridge Notes, and accordingly the principal and interest under all of the Bridge Notes was converted automatically into an aggregate of 1,137,652 shares of Series B convertible preferred stock in connection with this financing. In connection with the issuance of the Bridge Notes, the Company also issued warrants to the lenders to purchase an aggregate of 112,802 shares of common stock at an exercise price of $0.02 per share. Unless earlier exercised, these warrants will expire upon the closing of an initial public offering.

Interest expense on the borrowings under the Bridge Notes was $69,000 for the year ended December 31, 2014.